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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                           --------------------------


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 2, 1998
                                                           -----------
                                   Belk, Inc.
                                   ----------
             (Exact name of registrant as specified in its charter)


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
                Delaware                             333-42935                              56-2058574
      ---------------------------                   -----------                         ------------------
     (State or other jurisdiction                  (Commission                           (IRS Employer
           of incorporation)                        File Number)                        Identification No.)
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2801 West Tyvola Road, Charlotte, North Carolina            28217-4500
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  (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code: (704) 357-1000
                                                    --------------
Former name or former address, if changed since last report:    N/A
                                                                ---


                       This document consists of 4 pages.

                         The Exhibit Index is at page 4.


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Item 5.  Other Events.

         On May 2, 1998, pursuant to a Plan and Agreement of Reorganization, as amended (the "Reorganization Agreement"), dated as of November 25, 1997, among Belk, Inc., a Delaware corporation (the "Company"), Belk Acquisition Co., a South Carolina corporation ("Acquisition"), and the Belk Companies named therein (the "Belk Companies"), the Belk Companies merged with and into the Company and Acquisition merged with and into Belk-Simpson Company, Greenville, South Carolina ("Belk-Simpson"), with Belk-Simpson becoming a wholly owned subsidiary of the Company (the "Reorganization"). As a result of the Reorganization, each share of capital stock of each of the Belk Companies was converted into the right to receive the number of shares of Class A Common Stock, par value $.01 per share, set forth in the Reorganization Agreement for each such Belk Company.

         In accordance with the terms of the Reorganization Agreement, at the Effective Time, Sarah Belk Gambrell, Thomas M. Belk, Jr., H. W. McKay Belk, John
R. Belk, David B. Cannon, J. Kirk Glenn, Jr., Karl G. Hudson, Jr., John A. Kuhne and B. Frank Matthews, II joined the Board of Directors of the Company.

         A copy of the press release announcing the Reorganization is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.

         (b)      Pro Forma Financial Information

                  The pro forma financial information required by this Item 7(b) is not currently available. Such financial information will be filed as soon as practicable and in no event later than 60 days after the date of this Current Report.

         (c)      Exhibits.

                  2.1    - Plan and Agreement of Reorganization, as amended,
                           dated as of November 25, 1997, among Belk, Inc., Belk Acquisition Co. and the Belk Companies named therein (incorporated by reference to Exhibit 2.1 of Registration Statement Form S-4, File No. 333-42935).

                  99.1   - Press Release issued by Belk, Inc. on April 17, 1998.




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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      BELK, INC.
                                      (Registrant)


Date: June 3, 1998                    By: /s/ Ralph A. Pitts
                                          ---------------------------------
                                          Ralph A. Pitts
                                          Executive Vice President, General
                                          Counsel and Secretary



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                                  EXHIBIT INDEX

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
         2.1 - Plan and Agreement of Reorganization, as amended, dated as of November 25, 1997, among Belk, Inc., Belk Acquisition Co. and the Belk Companies named therein (incorporated by reference to Exhibit 2.1 of Registration Statement Form S-4, File No. 333-42935).

         99.1   - Press Release issued by Belk, Inc. on April 17, 1998.
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